Exhibit 99.2

                                  Certification

               Pursuant to Section 906 of the Sarbanes- Oxley Act
                of 2002 (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BNP U.S. Funding L.L.C., a Delaware limited liability company (the "Company"), does here certify, to the best of such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.



Date:   May 15, 2003                            By  /s/ Thomas Clyne
                                                    ----------------------------
                                                    Thomas Clyne
                                                    Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to BNP U.S. Funding L.L.C. and will be retained by BNP U.S. Funding L.L.C. and furnished to the Securities and Exchange Commission or its staff upon request.